Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stephen T. O'Hearn

Stephen T. O'Hearn
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Pina Albo

Pina Albo
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Michele M. Bang

Michele M. Bang
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ John J. Gauthier

John J. Gauthier
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Patricia L. Guinn

Patricia L. Guinn
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Hazel M. McNeilage

Hazel M. McNeilage
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Alison Rand

Alison Rand
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Shundrawn Thomas

Shundrawn Thomas
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Khanh T. Tran

Khanh T. Tran
Name (Typed or printed)

Date February 20, 2026

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Group of America, Incorporated hereby constitute Axel André, John Hayden and My Chi To, and each of them singly, with full power to sign for me the annual report of Reinsurance Group of America, Incorporated for fiscal year 2025 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Steven C. Van Wyk

Steven C. Van Wyk
Name (Typed or printed)

Date February 20, 2026